The date of the above supplement is November 11, 2005.

C01-043 11/11/05

T. Rowe Price International Funds, Inc.

T. Rowe Price Global Stock Fund (77956H856; PRGSX)

Supplement to prospectus dated March 1, 2005

Effective October 1, 2005, Table 3 on page 14, the Expense Limitation table on page 15, and Example table on page 16 of the prospectus are revised with the following to reflect the lowering of the fund`s expense ratio limitation and extension of its expense limitation period.

Table 3  Fees and Expenses of the Funds*
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption fees a	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Global Stock c	2.00%	0.66%	0.57%d	1.23%	0.23%b	1.00%b

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

aOn shares purchased and held for less than 90 days.

bT. Rowe Price International is contractually obligated to waive any fees and bear any expenses to the extent such fees or expenses would cause the fund`s ratio of expenses to average net assets to exceed the indicated percentage limitation. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price International by the fund through the indicated reimbursement date. However, no reimbursement will be made after the indicated reimbursement date, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding its specified limit. A summary of the fund`s expense limitation and the period for which it is effective is set forth below:

Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date

Global Stock	10/1/05—02/29/08	1.00%	02/28/10

cThe fund operated under a previous expense limitation for which T. Rowe Price International may be reimbursed.

dExpenses have been restated to reflect current fees.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in the fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Global Stock	$102	$333	$620	$1,437